SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2003

VODAVI TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26912	86-0789350

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4717 East Hilton Avenue, Suite 400, Phoenix, Arizona 85034-6402

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (480) 443-6000

VODAVI TECHNOLOGY, INC.

FORM 8-K

CURRENT REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press release of Vodavi Technology, Inc., dated October 29, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 29, 2003, Vodavi Technology, Inc. issued a press release reporting its 2003 third quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 12.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003	VODAVI TECHNOLOGY, INC.

	By:	/s/ David A. Husband

David A. Husband
Vice President, Chief Financial
Officer, Treasurer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Vodavi Technology, Inc., dated October 29, 2003.